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                 MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 8, 1999

     The undersigned shareholder of Morgan Stanley Dean Witter Mid-Cap Growth Fund does hereby appoint BARRY FINK, RONALD E. ROBISON and ROBERT S. GIAMBRONE and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of Morgan Stanley Dean Witter Mid-Cap Growth Fund to be held on June 8, 1999, in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York at 11:00 A.M., New York time, and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

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12-DIGIT CONTROL NO.
TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(See enclosed Voting Information Card for further instructions)
TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903
TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW.MSDWT.COM or WWW.PROXYVOTE.COM

     PLEASE MARK VOTES AS
[X]  IN THE EXAMPLE USING
     BLACK OR BLUE INK

The Proposal:

Approval of the Agreement and Plan of

                            FOR     AGAINST     ABSTAIN
                            [ ]       [ ]         [ ]

Reorganization, dated as of February 25, 1999, pursuant to which substantially all of the assets of Morgan Stanley Dean Witter Mid-Cap Growth Fund would be combined with those of TCW/DW Mid-Cap Equity Trust and shareholders of Morgan Stanley Dean Witter Mid-Cap Growth Fund would become shareholders of TCW/DW Mid-Cap Equity Trust receiving shares in TCW/DW Mid-Cap Equity Trust with a value equal to their holdings in Morgan Stanley Dean Witter Mid-Cap Growth Fund.

                                       Date
                                           ------------------------------------

                                       Please make sure to sign and date this
                                       Proxy using black or blue ink. If the
                                       shares are registered in more than one
                                       name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

                                       ----------------------------------------

                                       ----------------------------------------
                                           Shareholder sign in the box above

                                       ----------------------------------------

                                       ----------------------------------------
                                       Co-Owner (if any) sign in the box above
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        |          |      PLEASE DETACH AT PERFORATION      |          |


                 MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND

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                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE .

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12 DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

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